UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-23643)

Exact name of registrant as specified in charter:	Putnam ETF Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2024

Date of reporting period:	May 1, 2023 – April 30, 2024

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FRANKLIN TEMPLETON

Putnam ESG Ultra Short ETF

Annual report
4 | 30 | 24

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semiannual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund's shareholder reports will be mailed to you beginning in July 2024.

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PULT

Putnam
ESG Ultra Short
ETF

Annual report
4 | 30 | 24

Message from the Trustees

June 14, 2024

Dear Shareholder:

We are pleased to report that on January 1, 2024, Franklin Resources, Inc., a leading global asset management firm operating as Franklin Templeton, acquired Putnam Investments. With complementary capabilities and an established infrastructure serving over 150 countries, Franklin Templeton enhances Putnam’s investment, risk management, operations, and technology platforms. Together, our firms are committed to delivering strong fund performance and more choices for our investors.

We are also pleased to welcome Jane E. Trust and Gregory G. McGreevey to your Board of Trustees. Ms. Trust is an interested trustee who has served as Senior Vice President, Fund Board Management, at Franklin Templeton since 2020. Mr. McGreevey joins the Board as an independent trustee, most recently serving as Senior Managing Director, Investments, at Invesco Ltd., until 2023.

As we enter this new chapter, you can rest assured that your fund continues to be actively managed by the same experienced investment professionals. Your investment team is exploring new and attractive opportunities for your fund while monitoring changing market conditions.

Thank you for investing with Putnam.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of fund shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at net asset value (NAV). See below and pages 6–7 for additional performance information, including fund returns at market price. Index results should be compared with fund performance at NAV. For a portion of the periods, the fund had expense limitations, without which the returns would have been lower. To obtain the most recent month-end performance, please visit putnam.com or call 1-833-228-5577 (toll free).

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/24. See above and pages 6–7 for additional fund performance information. Index descriptions can be found on page10.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 ESG Ultra Short ETF

How were market conditions during the reporting period?

Short-term fixed income delivered positive performance, amid ongoing market volatility. The ICE BofA U.S. Treasury Bill Index, the fund’s benchmark, returned 5.33% for the 12-month period. Investors reacted positively to softening inflation data, increasingly dovish monetary policy from the Federal Reserve, better-than-expected corporate earnings, and the U.S. economy averting a recession. At the same time, investors contended with tight credit conditions, timing of interest-rate cuts, and geopolitical tensions.

The Fed announced two 0.25% hikes early in the period, the last of which occurred in July 2023. This raised the federal funds target rate to a range of 5.25%–5.50%, a more than 20-year high. Policymakers assumed a wait-and-see approach to ascertain if their monetary policy was sufficiently restrictive to bring inflation closer to its 2% target. The annual headline Consumer Price Index only declined from 4.9% in April 2023 to 3.4% in April 2024. As the reporting period closed, the Fed had held its policy rate steady for the sixth consecutive meeting and indicated it had no plans to reduce interest rates in the near term.

ESG Ultra Short ETF 3

Credit qualities are shown as a percentage of the fund’s net assets as of 4/30/24. A bond rated BBB or higher (A-3/SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time. Due to rounding, percentages may not equal 100%.

Cash and net other assets, if any, represent the market value weights of cash and derivatives and may show a negative market value as a result of the timing of trade versus settlement date transactions. The fund itself has not been rated by an independent rating agency.

Allocations are shown as a percentage of the fund’s net assets as of 4/30/24. Cash and net other assets, if any, represent the market value weights of cash, derivatives, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time. Due to rounding, percentages may not equal 100%.

4 ESG Ultra Short ETF

As inflation retreated, investors turned their attention to the timing of potential Fed interest-rate cuts in 2024. At the beginning of the calendar year, the market had priced in five or more cuts, with the first initially pegged for March 2024. The Fed’s Summary of Economic Projections, which was released as part of its March meeting, showed a median projection of three rate cuts by the end of 2024. With job market growth and inflation surprising to the upside in the first calendar quarter, investors readjusted their outlook. At period-end, investors expected just one or two cuts, which was consistent with our baseline projections.

Against this backdrop, the benchmark 10-year U.S. Treasury yield increased 126 basis points from 3.42% to 4.68% for the 12 months ended April 30, 2024. [A basis point is equal to one hundredth of one percentage point.]

How did the fund perform in this environment?

For the 12 months ended April 30, 2024, the fund gained 6.14% at net asset value, outperforming the 5.33% return for the benchmark.

What were the drivers of performance during the reporting period?

Corporate credit was the largest contributor to the fund’s relative performance during the period. The fund benefited from tighter short-term corporate credit spreads. [Spreads are the yield advantage credit-sensitive bonds offer over some comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] Issuer selection in the banking sector, the largest sector allocation in the fund, was the top contributor to performance.

Our allocations to commercial paper contributed to returns as well. We keep a balance of short-maturity commercial paper for liquidity purposes. As interest rates increased, commercial paper yields rose. This allowed us to reinvest the maturing paper at higher interest rates.

What is your near-term outlook for fixed income markets?

We continue to believe future monetary policy decisions will be influenced by incoming economic data. With that said, our view is the “last mile” of disinflation will be harder to achieve than earlier declines in inflation. Currently, the market is pricing in fewer than three interest-rate reductions in 2024, a drastic difference from the beginning of the year.

What are the fund’s strategies going forward?

Healthy market technicals and supportive macroeconomic data have kept spread volatility low for investment-grade corporate credit. Meanwhile, increasingly pervasive expectations for a Fed pivot in 2024 have driven valuations to their year-to-date tightest levels. Dovish central bank commentary has reduced the probability of a near-term recession, in our view, but we believe challenges remain for commercial real estate and regional banks. Additionally, lower-end consumer stress has increased with the depletion of pandemic-era savings and cuts to government stimulus programs. We continue to seek out and find pockets of idiosyncratic opportunities but remain cautious on overall valuations.

Regarding the banking sector specifically, we expect overall credit fundamentals to remain stable, particularly within the larger systemically important banks, which dominate the fund’s exposure. We believe most banks will continue to maintain strong levels of capitalization. Current asset quality profiles are also on solid footing, in our view, helping these institutions to weather a potentially more challenging environment.

Thank you, Joanne, for sharing this update about the fund.

The foregoing information reflects our views, which are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

ESG Ultra Short ETF 5

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2024, the end of its most recent fiscal year. We also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit putnam.com or franklintempleton.com or call 1-833-228-5577 (toll free).

Annualized fund performance Total return for periods ended 4/30/24

	Life of fund
	(since 1/19/23)	1 year
Net asset value	5.73%	6.14%
Market price	5.84	6.29

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Performance assumes reinvestment of distributions and does not account for taxes.

For a portion of the periods, the fund had expense limitations, without which the returns would have been lower.

Performance includes the deduction of management fees.

Comparative annualized index returns For periods ended 4/30/24

	Life of fund
	(since 1/19/23)	1 year
ICE BofA U.S. Treasury Bill Index	5.17%	5.33%

Index results should be compared with fund performance at net asset value.

Past performance does not indicate future results.

6 ESG Ultra Short ETF

Fund price and distribution information For the 12-month period ended 4/30/24

Distributions
Number	12
Income	$2.8412
Capital gains	—
Total	$2.8412
Share value	Net asset value	Market price
4/30/23	$50.21	$50.20
4/30/24	50.36	50.43
Current rate (end of period)	Net asset value	Market price
Current dividend rate[1]	3.72%	3.71%
Current 30-day SEC yield (with expense limitation)[2,3]	5.32	—
Current 30-day SEC yield (without expense limitation)[3]	5.31	—

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at period-end.

2 For a portion of the periods, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income and calculated in accordance with SEC guidelines.

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 3/31/24

	Life of fund
	(since 1/19/23)	1 year
Net asset value	5.83%	6.47%
Market price	5.91	6.52

See the discussion following the fund performance table on page 6 for information about the calculation of fund performance.

ESG Ultra Short ETF 7

Your fund’s expenses

As an investor, you pay ongoing expenses, such as management fees, and other expenses (with certain exceptions). In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay brokerage commissions in connection with your purchase or sale of shares of the fund, which are not shown in this section and would have resulted in higher total expenses. The expenses shown in the example also do not reflect transaction costs, which would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Estimated total annual operating expenses for the fiscal year ended 4/30/24*	0.25%
Annualized expense ratio for the six-month period ended 4/30/24†	0.25%

Estimated fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expenses are based on estimated amounts for the current fiscal year.

† Expense ratio is for the fund’s most recent fiscal half year. As a result of this, the ratio may differ from the expense ratio based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 11/1/23 to 4/30/24. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses paid per $1,000*†	$1.26
Ending value (after expenses)	$1,032.70

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/24.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (182); and then dividing that result by the number of days in the year (366).

8 ESG Ultra Short ETF

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/24, use the following calculation method. To find the value of your investment on 11/1/23, call 1-833-228-5577.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses paid per $1,000*†	$1.26
Ending value (after expenses)	$1,023.62

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/24.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (182); and then dividing that result by the number of days in the year (366).

ESG Ultra Short ETF 9

Comparative index definitions

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments or Franklin Templeton, or any of its products or services.

10 ESG Ultra Short ETF

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, your fund’s manager sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

The Putnam Funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the period from January 1, 2023 (commencement of operations) to June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain The Putnam Funds’ proxy voting guidelines and procedures at no charge by calling Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Liquidity risk management program

Putnam Investment Management, LLC (“Putnam Management”), as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2024. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2023 through December 2023. The report included a description of the annual liquidity assessment of the fund that Putnam Management performed in November 2023. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. Putnam Management concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

ESG Ultra Short ETF 11

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

12 ESG Ultra Short ETF

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

ESG Ultra Short ETF 13

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam ETF Trust and Shareholders of
Putnam ESG Ultra Short ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam ESG Ultra Short ETF (one of the funds constituting Putnam ETF Trust, referred to hereafter as the “Fund”) as of April 30, 2024, the related statement of operations for the year ended April 30, 2024 and the statement of changes in net assets and the financial highlights for the year ended April 30, 2024 and for the period January 19, 2023 (commencement of operations) through April 30, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year ended April 30, 2024, and the changes in its net assets and the financial highlights for the year ended April 30, 2024 and for the period January 19, 2023 (commencement of operations) through April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 14, 2024

We have served as the auditor of one or more investment companies in the Putnam Funds family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

14 ESG Ultra Short ETF

The fund’s portfolio 4/30/24

CORPORATE BONDS AND NOTES (70.1%)*	Principal amount	Value
Banking (39.8%)
ABN AMRO Bank NV 144A sr. unsec. FRN 6.575%, 10/13/26 (Netherlands)	$400,000	$402,509
ABN AMRO Bank NV 144A sr. unsec. FRN 6.339%, 9/18/27 (Netherlands)	300,000	302,616
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr. unsec. FRN (US SOFR + 0.60%), 5.95%, 2/18/25 (United Kingdom)	803,000	804,745
Banco Bilbao Vizcaya Argentaria SA sr. unsec. unsub. FRN 5.862%, 9/14/26 (Spain)	600,000	598,269
Banco Santander SA sr. unsec. unsub. FRN 6.527%, 11/7/27 (Spain)	200,000	203,226
Bank of America Corp. sr. unsec. notes 5.933%, 9/15/27	753,000	756,502
Bank of Montreal sr. unsec. unsub. FRN Ser. MTN, (US SOFR Compounded Index + 0.32%), 5.673%, 7/9/24 (Canada)	891,000	891,159
Bank of New York Mellon Corp. (The) sr. unsec. unsub. FRN (US SOFR + 0.62%), 5.975%, 4/25/25	661,000	663,026
Bank of New York Mellon Corp. (The) sr. unsec. unsub. FRN (US SOFR + 0.20%), 5.555%, 10/25/24	199,000	198,993
Bank of Nova Scotia (The) sr. unsec. unsub. FRN (US SOFR + 0.38%), 5.736%, 7/31/24 (Canada)	807,000	807,338
Banque Federative du Credit Mutuel SA 144A sr. unsec. FRN (US SOFR Compounded Index + 0.41%), 5.758%, 2/4/25 (France)	805,000	805,118
Banque Federative du Credit Mutuel SA 144A sr. unsec. notes 5.896%, 7/13/26 (France)	200,000	201,025
Barclays PLC sr. unsec. unsub. FRN 6.496%, 9/13/27 (United Kingdom)	630,000	637,554
Barclays PLC sr. unsec. unsub. FRN 3.932%, 5/7/25 (United Kingdom)	244,000	243,929
BNP Paribas SA 144A sr. unsec. notes 3.375%, 1/9/25 (France)	765,000	752,378
BPCE SA 144A sr. unsec. FRN (US SOFR + 0.96%), 6.314%, 9/25/25 (France)	250,000	252,310
BPCE SA 144A sr. unsec. unsub. FRN 5.975%, 1/18/27 (France)	719,000	717,666
Canadian Imperial Bank of Commerce sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.42%), 5.774%, 10/18/24 (Canada)	786,000	786,555
Canadian Imperial Bank of Commerce sr. unsec. unsub. notes 5.144%, 4/28/25 (Canada)	206,000	204,970
Citizens Bank NA sr. unsec. unsub. FRN 5.284%, 1/26/26	505,000	498,797
Commonwealth Bank of Australia 144A sr. unsec. unsub. FRN (US SOFR + 0.74%), 6.094%, 3/14/25 (Australia)	158,000	158,665
Commonwealth Bank of Australia/New York, NY sr. unsec. notes 5.079%, 1/10/25	544,000	541,897
Cooperatieve Rabobank UA sr. unsec. notes 4.85%, 1/9/26 (Netherlands)	300,000	297,371

ESG Ultra Short ETF 15

CORPORATE BONDS AND NOTES (70.1%)* cont.	Principal amount	Value
Banking cont.
Cooperatieve Rabobank UA sr. unsec. unsub. notes 1.375%, 1/10/25 (Netherlands)	$650,000	$631,638
Credit Agricole SA/London 144A sr. unsec. unsub. notes 3.25%, 10/4/24 (United Kingdom)	1,206,000	1,192,952
DNB Bank ASA 144A sr. unsec. FRN 5.896%, 10/9/26 (Norway)	753,000	752,949
Fifth Third Bank/Cincinnati, OH sr. unsec. FRN 5.852%, 10/27/25	612,000	611,016
Huntington National Bank (The) sr. unsec. FRN 5.699%, 11/18/25	834,000	829,072
ING Groep NV sr. unsec. FRN (US SOFR Compounded Index + 1.64%), 6.995%, 3/28/26 (Netherlands)	601,000	605,787
ING Groep NV sr. unsec. notes 3.869%, 3/28/26 (Netherlands)	200,000	196,329
Intesa Sanpaolo SpA 144A sr. unsec. unsub. notes Ser. XR, 3.25%, 9/23/24 (Italy)	322,000	318,552
JPMorgan Chase & Co. sr. unsec. unsub. FRN (US SOFR + 1.32%), 6.675%, 4/26/26	102,000	102,899
JPMorgan Chase & Co. sr. unsec. unsub. FRN 2.083%, 4/22/26	60,000	57,847
JPMorgan Chase & Co. sr. unsec. unsub. notes 4.08%, 4/26/26	730,000	717,408
JPMorgan Chase & Co. unsec. sub. notes 3.875%, 9/10/24	19,000	18,878
Lloyds Banking Group PLC sr. unsec. unsub. FRN (US SOFR Compounded Index + 1.56%), 6.908%, 8/7/27 (United Kingdom)	200,000	202,769
Lloyds Banking Group PLC sr. unsec. unsub. FRN 3.87%, 7/9/25 (United Kingdom)	270,000	268,863
Lloyds Banking Group PLC sr. unsec. unsub. notes 4.45%, 5/8/25 (United Kingdom)	756,000	745,410
Macquarie Bank, Ltd. 144A sr. unsec. notes 5.391%, 12/7/26 (Australia)	80,000	79,778
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.30%, 1/22/25 (Australia)	134,000	130,731
Mitsubishi UFJ Financial Group, Inc. sr. unsec. FRN 4.788%, 7/18/25 (Japan)	215,000	214,392
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. FRN 5.541%, 4/17/26 (Japan)	618,000	615,969
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. FRN 5.063%, 9/12/25 (Japan)	249,000	248,071
Mizuho Bank, Ltd. 144A company guaranty sr. unsec. unsub. notes 3.60%, 9/25/24 (Japan)	200,000	198,211
Mizuho Financial Group, Inc. sr. unsec. bonds 2.839%, 7/16/25 (Japan)	200,000	198,624
Mizuho Financial Group, Inc. sr. unsec. unsub. notes (US SOFR + 0.96%), 6.309%, 5/22/26 (Japan)	475,000	477,142
National Australia Bank, Ltd. 144A sr. unsec. FRN (US SOFR + 0.38%), 5.733%, 1/12/25 (Australia)	588,000	588,475
National Bank of Canada company guaranty sr. unsec. FRN (US SOFR + 0.49%), 5.838%, 8/6/24 (Canada)	775,000	775,559

16 ESG Ultra Short ETF

CORPORATE BONDS AND NOTES (70.1%)* cont.	Principal amount	Value
Banking cont.
NatWest Group PLC sr. unsec. unsub. FRN 5.847%, 3/2/27 (United Kingdom)	$605,000	$604,518
NatWest Group PLC sr. unsec. unsub. notes 5.583%, 3/1/28 (United Kingdom)	200,000	198,742
Nordea Bank ABP 144A sr. unsec. FRN (US SOFR + 0.74%), 6.095%, 3/19/27 (Finland)	200,000	200,503
PNC Financial Services Group, Inc. (The) sr. unsec. unsub. FRN 5.812%, 6/12/26	267,000	267,055
PNC Financial Services Group, Inc. (The) sr. unsec. unsub. FRN 4.758%, 1/26/27	772,000	760,613
Royal Bank of Canada sr. unsec. unsub. FRN Ser. GMTN, (US SOFR Compounded Index + 0.34%), 5.693%, 10/7/24 (Canada)	1,141,000	1,141,442
Santander Holdings USA, Inc. sr. unsec. notes 3.50%, 6/7/24	882,000	881,667
Skandinaviska Enskilda Banken AB 144A sr. unsec. notes 5.125%, 3/5/27 (Sweden)	400,000	395,825
Societe Generale SA 144A sr. unsec. notes 2.625%, 1/22/25 (France)	635,000	619,480
State Street Corp. sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.85%), 6.193%, 8/3/26	97,000	97,727
State Street Corp. sr. unsec. unsub. notes 5.104%, 5/18/26	521,000	517,679
Sumitomo Mitsui Trust Bank, Ltd. 144A sr. unsec. unsub. FRN (US SOFR + 0.44%), 5.793%, 9/16/24 (Japan)	1,127,000	1,127,979
Toronto-Dominion Bank (The) sr. unsec. FRN Ser. MTN, (US SOFR + 0.35%), 5.703%, 9/10/24 (Canada)	690,000	690,403
Toronto-Dominion Bank (The) sr. unsec. notes 5.103%, 1/9/26 (Canada)	134,000	133,440
Truist Financial Corp. sr. unsec. unsub. FRN Ser. MTN, (US SOFR + 0.40%), 5.753%, 6/9/25	840,000	838,291
UBS Group AG 144A sr. unsec. FRN 4.49%, 8/5/25 (Switzerland)	292,000	290,691
UBS Group AG 144A sr. unsec. FRN 2.593%, 9/11/25 (Switzerland)	870,000	859,222
Westpac Banking Corp. sr. unsec. unsub. FRN (US SOFR + 0.30%), 5.65%, 11/18/24 (Australia)	714,000	714,149
Westpac Banking Corp. sr. unsec. unsub. notes (US SOFR + 0.72%), 6.069%, 11/17/25 (Australia)	206,000	206,761
		33,052,126
Basic materials (0.5%)
Celanese US Holdings, LLC company guaranty sr. unsec. notes 3.50%, 5/8/24 (Germany)	215,000	214,908
Georgia-Pacific, LLC 144A sr. unsec. notes 0.625%, 5/15/24	193,000	192,638
		407,546
Capital goods (1.6%)
Caterpillar Financial Services Corp. sr. unsec. unsub. FRN Ser. MTN, (US SOFR + 0.27%), 5.623%, 9/13/24	393,000	393,168
Daimler Trucks Finance North America, LLC 144A company guaranty sr. unsec. FRN (US SOFR + 0.75%), 6.103%, 12/13/24	209,000	209,489

ESG Ultra Short ETF 17

CORPORATE BONDS AND NOTES (70.1%)* cont.	Principal amount	Value
Capital goods cont.
Daimler Trucks Finance North America, LLC 144A company guaranty sr. unsec. notes 5.60%, 8/8/25	$150,000	$149,670
Daimler Trucks Finance North America, LLC 144A company guaranty sr. unsec. notes 1.625%, 12/13/24	624,000	608,270
		1,360,597
Communication services (0.6%)
American Tower Corp. sr. unsec. sub. notes 3.375%, 5/15/24 R	65,000	64,936
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes 2.95%, 3/15/25 (Canada)	255,000	248,883
Sprint Corp. company guaranty sr. unsec. sub. notes 7.125%, 6/15/24	163,000	163,091
		476,910
Consumer cyclicals (3.9%)
BMW US Capital, LLC 144A company guaranty sr. unsec. FRN (US SOFR Compounded Index + 0.84%), 6.195%, 4/1/25	647,000	650,157
Hyatt Hotels Corp. sr. unsec. notes 5.75%, 1/30/27	65,000	65,313
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	35,000	34,470
Hyatt Hotels Corp. sr. unsec. unsub. notes 1.80%, 10/1/24	402,000	394,897
Hyundai Capital America 144A sr. unsec. FRN (US SOFR + 1.04%), 6.395%, 3/19/27 (South Korea)	205,000	205,463
Hyundai Capital America 144A sr. unsec. notes 1.80%, 10/15/25 (South Korea)	72,000	67,903
Hyundai Capital America 144A sr. unsec. notes 5.30%, 3/19/27 (South Korea)	200,000	197,718
Hyundai Capital America 144A sr. unsec. notes 1.65%, 9/17/26 (South Korea)	116,000	105,308
Mercedes-Benz Finance North America, LLC 144A company guaranty sr. unsec. notes 4.90%, 1/9/26	360,000	356,878
Netflix, Inc. sr. unsec. notes 5.875%, 2/15/25	310,000	311,084
Netflix, Inc. 144A sr. unsec. notes 3.625%, 6/15/25	110,000	107,569
Toyota Motor Credit Corp. sr. unsec. unsub. FRN (US SOFR + 0.29%), 5.643%, 9/13/24	165,000	164,997
Toyota Motor Credit Corp. sr. unsec. unsub. FRN Ser. MTN, (US SOFR + 0.60%), 5.92%, 6/9/25	132,000	132,457
Toyota Motor Credit Corp. sr. unsec. unsub. FRN Ser. MTN, (US SOFR + 0.32%), 5.673%, 1/13/25	219,000	219,102
Volkswagen Group of America Finance, LLC 144A company guaranty sr. unsec. FRN (US SOFR + 0.83%), 6.183%, 3/20/26	265,000	265,453
		3,278,769
Consumer finance (5.0%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. notes 3.50%, 1/15/25 (Ireland)	325,000	319,539
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. notes 1.65%, 10/29/24 (Ireland)	150,000	146,863

18 ESG Ultra Short ETF

CORPORATE BONDS AND NOTES (70.1%)* cont.	Principal amount	Value
Consumer finance cont.
Air Lease Corp. sr. unsec. notes 3.25%, 3/1/25	$93,000	$90,963
Air Lease Corp. sr. unsec. notes 0.80%, 8/18/24	433,000	426,503
Air Lease Corp. sr. unsec. sub. notes Ser. MTN, 2.30%, 2/1/25	174,000	169,094
American Express Co. sr. unsec. unsub. bonds 6.338%, 10/30/26	133,000	134,061
American Express Co. sr. unsec. unsub. FRN (US SOFR Compounded Index + 1.00%), 6.349%, 2/16/28	102,000	102,481
American Express Co. sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.97%), 6.325%, 7/28/27	80,000	80,433
American Express Co. sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.93%), 6.282%, 3/4/25	668,000	672,977
American Express Co. sr. unsec. unsub. FRN (US SOFR + 0.76%), 6.108%, 2/13/26	19,000	19,088
American Express Co. sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.72%), 6.068%, 5/3/24	212,000	212,003
American Express Co. sr. unsec. unsub. notes 4.90%, 2/13/26	43,000	42,540
American Honda Finance Corp. sr. unsec. bonds Ser. MTN, (US SOFR + 0.55%), 5.899%, 2/12/25	164,000	164,191
American Honda Finance Corp. sr. unsec. FRN Ser. MTN, (US SOFR + 0.60%), 5.948%, 8/14/25	153,000	153,278
American Honda Finance Corp. sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.78%), 6.134%, 4/23/25	173,000	173,706
Capital One Financial Corp. sr. unsec. unsub. FRN (US SOFR + 1.35%), 6.698%, 5/9/25	83,000	83,010
Capital One Financial Corp. sr. unsec. unsub. notes 3.30%, 10/30/24	606,000	598,705
Capital One Financial Corp. sr. unsec. unsub. notes 3.20%, 2/5/25	88,000	86,275
General Motors Financial Co., Inc. sr. unsec. FRN (US SOFR + 0.62%), 5.973%, 10/15/24	357,000	357,267
General Motors Financial Co., Inc. sr. unsec. notes 1.20%, 10/15/24	105,000	102,842
		4,135,819
Consumer staples (1.4%)
Campbell Soup Co. sr. unsec. unsub. notes 5.30%, 3/20/26	162,000	161,305
Haleon UK Capital PLC company guaranty sr. unsec. unsub. notes 3.125%, 3/24/25 (United Kingdom)	365,000	356,337
Kenvue, Inc. company guaranty sr. unsec. notes Ser. REGS, 5.50%, 3/22/25	488,000	488,037
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 4.417%, 5/25/25	36,000	35,580
PepsiCo, Inc. sr. unsec. unsub. notes (US SOFR Compounded Index + 0.40%), 5.749%, 11/12/24	161,000	161,203
		1,202,462

ESG Ultra Short ETF 19

CORPORATE BONDS AND NOTES (70.1%)* cont.	Principal amount	Value
Energy (0.3%)
ONEOK, Inc. company guaranty sr. unsec. notes 2.75%, 9/1/24	$56,000	$55,407
ONEOK, Inc. company guaranty sr. unsec. sub. notes 5.55%, 11/1/26	182,000	181,812
		237,219
Financial (0.7%)
Jefferies Financial Group, Inc. sr. unsec. notes 6.05%, 3/12/25	180,000	180,181
Macquarie Group, Ltd. 144A sr. unsec. FRN (US SOFR + 0.71%), 6.063%, 10/14/25 (Australia)	330,000	329,765
Macquarie Group, Ltd. 144A sr. unsec. unsub. notes 6.207%, 11/22/24 (Australia)	63,000	63,125
		573,071
Health care (1.4%)
Amgen, Inc. sr. unsec. unsub. notes 5.25%, 3/2/25	28,000	27,880
GE HealthCare Technologies, Inc. company guaranty sr. unsec. notes 5.55%, 11/15/24	407,000	406,357
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.65%, 5/19/25 (Singapore)	208,000	206,347
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.45%, 5/19/26 (Singapore)	502,000	493,423
		1,134,007
Insurance (5.7%)
Athene Global Funding 144A FRN (US SOFR Compounded Index + 0.56%), 5.91%, 8/19/24	182,000	182,106
Athene Global Funding 144A notes 2.50%, 1/14/25	64,000	62,494
Athene Global Funding 144A notes 1.716%, 1/7/25	726,000	705,321
Corebridge Global Funding 144A sr. unsub. FRN (US SOFR + 1.30%), 6.655%, 9/25/26	390,000	392,241
MassMutual Global Funding II 144A FRN (US SOFR + 0.87%), 6.224%, 3/21/25	912,000	917,142
Metropolitan Life Global Funding I 144A sr. unsub. FRN (US SOFR Compounded Index + 0.91%), 6.264%, 3/21/25	935,000	939,803
Metropolitan Life Global Funding I 144A sr. unsub. notes 2.80%, 3/21/25	199,000	194,093
New York Life Global Funding 144A sr. FRN (US SOFR + 0.67%), 6.022%, 4/2/27	265,000	265,653
New York Life Global Funding 144A sr. unsub. FRN (US SOFR Compounded Index + 0.33%), 5.683%, 1/14/25	184,000	184,080
Northwestern Mutual Global Funding 144A notes 5.07%, 3/25/27	114,000	113,188
Pacific Life Global Funding II 144A FRN (US SOFR Compounded Index + 0.80%), 6.155%, 3/30/25	318,000	319,414
Principal Life Global Funding II 144A FRN (US SOFR + 0.38%), 5.73%, 8/23/24	272,000	272,068
Protective Life Global Funding 144A notes (US SOFR + 0.70%), 6.053%, 4/10/26	233,000	233,655
		4,781,258

20 ESG Ultra Short ETF

CORPORATE BONDS AND NOTES (70.1%)* cont.	Principal amount	Value
Investment banking/Brokerage (3.5%)
Deutsche Bank AG sr. unsec. unsub. FRN 3.961%, 11/26/25 (Germany)	$282,000	$278,314
Deutsche Bank AG sr. unsec. unsub. notes 3.70%, 5/30/24 (Germany)	669,000	667,850
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN (US SOFR + 0.50%), 5.853%, 9/10/24	68,000	68,026
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN (US SOFR + 0.49%), 5.844%, 10/21/24	6,000	6,003
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN (US SOFR + 0.49%), 5.84%, 10/21/24	384,000	384,273
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN 3.272%, 9/29/25	162,000	160,221
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 3.85%, 1/26/27	161,000	154,440
Morgan Stanley sr. unsec. notes Ser. MTN, 5.652%, 4/13/28	950,000	950,932
Morgan Stanley sr. unsec. unsub. FRN Ser. MTN, 2.72%, 7/22/25	184,000	182,591
Morgan Stanley sr. unsec. unsub. notes Ser. MTN, 3.125%, 7/27/26	49,000	46,575
		2,899,225
Real estate (2.3%)
Boston Properties, LP sr. unsec. notes 3.20%, 1/15/25 R	500,000	490,216
Camden Property Trust sr. unsec. unsub. notes 5.85%, 11/3/26 R	335,000	337,612
Public Storage sr. unsec. FRN (US SOFR Compounded Index + 0.60%), 5.955%, 7/25/25 R	91,000	91,333
Public Storage Operating Co. company guaranty sr. unsec. notes (US SOFR Compounded Index + 0.70%), 6.054%, 4/16/27	348,000	349,206
Realty Income Corp. sr. unsec. unsub. notes 5.05%, 1/13/26 R	84,000	83,519
Realty Income Corp. sr. unsec. unsub. notes 3.875%, 7/15/24 R	10,000	9,965
Simon Property Group LP sr. unsec. unsub. notes 3.375%, 10/1/24 R	116,000	114,864
Simon Property Group LP sr. unsec. unsub. notes 2.00%, 9/13/24 R	454,000	448,003
		1,924,718
Technology (1.6%)
Analog Devices, Inc. sr. unsec. FRN (US SOFR Compounded Index + 0.25%), 5.605%, 10/1/24	285,000	284,993
Hewlett Packard Enterprise Co. sr. unsec. notes 5.90%, 10/1/24	202,000	202,095
Microchip Technology, Inc. sr. unsec. notes 0.983%, 9/1/24	100,000	98,414
VMware, Inc. sr. unsec. notes 1.00%, 8/15/24	747,000	736,399
		1,321,901
Transportation (0.3%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 3.45%, 7/1/24	218,000	217,128
		217,128

ESG Ultra Short ETF 21

CORPORATE BONDS AND NOTES (70.1%)* cont.	Principal amount	Value
Utilities and power (1.5%)
Constellation Energy Generation, LLC sr. unsec. notes 3.25%, 6/1/25	$238,000	$231,810
Eversource Energy sr. unsec. unsub. notes 4.75%, 5/15/26	162,000	159,027
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. notes 5.749%, 9/1/25	370,000	370,237
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. notes 4.20%, 6/20/24	57,000	56,871
ONEOK Partners LP company guaranty sr. unsec. notes 4.90%, 3/15/25	241,000	238,849
WEC Energy Group, Inc. sr. unsec. unsub. notes 5.60%, 9/12/26	152,000	152,160
		1,208,954
Total corporate bonds and notes (cost $58,211,008)		$58,211,710

COMMERCIAL PAPER (24.4%)*	Yield (%)	Maturity date	Principal amount	Value
Alexandria Real Estate Equities, Inc.	5.457	5/3/24	$830,000	$829,621
Alimentation Couche-Tard, Inc. (Canada)	5.549	5/21/24	250,000	249,189
Alimentation Couche-Tard, Inc. (Canada)	5.566	5/10/24	300,000	299,541
American Electric Power Co., Inc.	5.597	5/21/24	411,000	409,678
American Electric Power Co., Inc.	5.564	5/15/24	250,000	249,429
American Honda Finance Corp.	5.701	5/6/24	250,000	249,775
Arrow Electronics, Inc.	5.837	5/6/24	274,000	273,738
Arrow Electronics, Inc.	5.758	5/2/24	543,000	542,827
AT&T, Inc.	5.651	6/24/24	250,000	247,905
AvalonBay Communities, Inc.	5.456	5/2/24	485,000	484,854
Aviation Capital Group, LLC	5.731	5/1/24	845,000	844,871
Boston Properties LP	5.604	5/23/24	274,000	273,032
Conagra Brands, Inc.	5.763	5/10/24	250,000	249,605
Conagra Brands, Inc.	5.686	5/3/24	313,000	312,853
Conagra Brands, Inc.	5.651	5/2/24	250,000	249,922
Constellation Brands, Inc.	5.630	5/3/24	315,000	314,850
Crown Castle, Inc.	5.826	5/28/24	250,000	248,868
Discovery Communications, LLC	5.801	5/1/24	831,000	830,865
Dominion Energy, Inc.	5.555	5/22/24	250,000	249,160
Dominion Energy, Inc.	5.565	5/7/24	250,000	249,737
Enbridge US, Inc.	5.516	5/13/24	290,000	289,418
Enbridge US, Inc.	5.624	5/6/24	250,000	249,770
ERP Operating LP	5.655	7/2/24	250,000	247,554
ERP Operating LP	5.496	5/1/24	370,000	369,944
General Motors Financial Co., Inc.	6.043	6/6/24	250,000	248,561
Intercontinental Exchange, Inc.	5.514	5/22/24	475,000	473,378
Intercontinental Exchange, Inc.	5.498	5/21/24	300,000	299,023
International Flavors & Fragrances, Inc.	5.911	5/10/24	250,000	249,622
Marathon Oil Corp.	5.814	5/3/24	250,000	249,887
Marriott International, Inc./MD	5.498	5/7/24	500,000	499,464
Microchip Technology, Inc.	5.530	5/10/24	250,000	249,612
Mid-America Apartments LP	5.512	5/6/24	610,000	609,448
NextEra Energy Capital Holdings, Inc.	5.613	6/6/24	300,000	298,281

22 ESG Ultra Short ETF

COMMERCIAL PAPER (24.4%)* cont.	Yield (%)	Maturity date	Principal amount	Value
Nutrien, Ltd. (Canada)	5.540	5/29/24	$315,000	$313,588
Nutrien, Ltd. (Canada)	5.533	5/21/24	515,000	513,338
Ovintiv Canada ULC (Canada)	6.070	5/20/24	290,000	289,035
Ovintiv, Inc.	6.070	5/16/24	250,000	249,313
Penske Truck Leasing Co.	5.527	5/20/24	300,000	299,066
Penske Truck Leasing Co.	5.524	5/9/24	300,000	299,585
Plains All American Pipeline LP	5.601	5/1/24	413,000	412,938
PPG Industries, Inc.	5.530	5/13/24	355,000	354,301
PPG Industries, Inc.	5.527	5/6/24	435,000	434,606
Protective Life Corp.	5.548	5/17/24	347,000	346,084
Southern Co. (The)	5.553	5/20/24	250,000	249,235
Southern Co. (The)	5.556	5/16/24	300,000	299,269
Targa Resources Corp.	6.030	5/24/24	250,000	249,029
Targa Resources Corp.	5.801	5/1/24	585,000	584,907
TransCanada PipeLines, Ltd. (Canada)	5.542	6/6/24	250,000	248,568
TransCanada PipeLines, Ltd. (Canada)	5.555	5/24/24	250,000	249,078
TransCanada PipeLines, Ltd. (Canada)	5.541	5/13/24	250,000	249,506
UDR, Inc.	5.492	5/8/24	515,000	514,378
UDR, Inc.	5.468	5/3/24	315,000	314,858
Verizon Communications, Inc.	5.597	6/24/24	395,000	391,629
VW Credit, Inc.	5.581	6/10/24	315,000	312,999
VW Credit, Inc.	5.527	5/6/24	250,000	249,774
WRKCo., Inc.	5.503	5/10/24	330,000	329,501
WRKCo., Inc.	5.507	5/2/24	500,000	499,849
Total commercial paper (cost $20,251,771)				$20,248,716

ASSET-BACKED SECURITIES (4.0%)*	Principal amount	Value
Bank of America Auto Trust 144A Ser. 23-2A, Class A2, 5.85%, 8/17/26	$248,000	$248,307
CarMax Auto Owner Trust
Ser. 24-2, Class A3, 5.50%, 1/16/29	408,000	407,635
Ser. 22-2, Class A3, 3.49%, 2/16/27	178,511	175,800
Citizens Auto Receivables Trust 144A
Ser. 23-2, Class A2A, 6.09%, 10/15/26	220,551	221,016
FRB Ser. 24-2, Class A2B, (US 30 Day Average SOFR + 0.54%), 5.867%, 11/16/26	168,000	167,999
Ford Credit Auto Owner Trust Ser. 20-C, Class A3, 0.41%, 7/15/25	1,651	1,648
GM Financial Consumer Automobile Receivables Trust
Ser. 24-2, Class A3, 5.10%, 3/16/29	353,000	350,508
Ser. 22-2, Class A3, 3.10%, 2/16/27	224,978	220,936
Harley-Davidson Motorcycle Trust Ser. 23-B, Class A2, 5.92%, 12/15/26	219,232	219,686
Honda Auto Receivables Owner Trust Ser. 23-4, Class A2, 5.87%, 6/22/26	246,000	246,439
Huntington Auto Trust 144A Ser. 24-1A, Class A2, 5.50%, 3/15/27	120,000	119,821
Hyundai Auto Receivables Trust Ser. 23-C, Class A2A, 5.80%, 1/15/27	246,000	246,399

ESG Ultra Short ETF 23

ASSET-BACKED SECURITIES (4.0%)* cont.	Principal amount	Value
Tesla Auto Lease Trust 144A Ser. 23-A, Class A2, 5.86%, 8/20/25	$253,052	$253,281
Volkswagen Auto Loan Enhanced Trust
Ser. 23-2, Class A2A, 5.72%, 3/22/27	247,000	247,167
Ser. 21-1, Class A3, 1.02%, 6/22/26	169,605	165,997
Total asset-backed securities (cost $3,286,295)		$3,292,639

CERTIFICATES OF DEPOSIT (1.2%)*	Yield (%)	Maturity date	Principal amount	Value
Barclays Bank PLC/NY FRN (United Kingdom)	6.000	6/21/24	$300,000	$300,252
Intesa Sanpaolo SPA/New York, NY	5.680	1/13/25	520,000	518,616
Toronto-Dominion Bank/NY (Canada)	6.000	10/1/24	185,000	185,256
Total certificates of deposit (cost $1,005,000)				$1,004,124

TOTAL INVESTMENTS
Total investments (cost $82,754,074)	$82,757,189

Key to holding’s abbreviations
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SOFR	Secured Overnight Financing Rate

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2023 through April 30, 2024 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $83,093,066.
R	Real Estate Investment Trust.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	62.0%	Spain	1.0%
Canada	10.0	Norway	0.9
United Kingdom	6.7	Singapore	0.8
France	4.1	South Korea	0.7
Japan	3.7	Ireland	0.6
Netherlands	2.9	Sweden	0.5
Australia	2.7	Other	0.6
Germany	1.4	Total	100.0%
Switzerland	1.4

24 ESG Ultra Short ETF

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$3,292,639	$—
Certificates of deposit	—	1,004,124	—
Commercial paper	—	20,248,716	—
Corporate bonds and notes	—	58,211,710	—
Totals by level	$—	$82,757,189	$—

The accompanying notes are an integral part of these financial statements.

ESG Ultra Short ETF 25

Statement of assets and liabilities 4/30/24

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $82,754,074)	$82,757,189
Cash	1,022
Interest and other receivables	517,721
Receivable for investments sold	3,620,899
Total assets	86,896,831

LIABILITIES
Payable for investments purchased	3,776,102
Payable for compensation of Manager (Note 2)	27,663
Total liabilities	3,803,765

Net assets	$83,093,066

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$82,743,402
Total distributable earnings (Note 1)	349,664
Total — Representing net assets applicable to capital shares outstanding	$83,093,066

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($83,093,066 divided by 1,650,000 shares)	$50.36

The accompanying notes are an integral part of these financial statements.

26 ESG Ultra Short ETF

Statement of operations Year ended 4/30/24

INVESTMENT INCOME
Interest (including interest income of $1,310 from investments in affiliated issuers) (Note 6)	$5,811,880
Total investment income	5,811,880

EXPENSES
Compensation of Manager (Note 2)	255,240
Fees waived and reimbursed by Manager (Note 2)	(564)
Total expenses	254,676

Net investment income	5,557,204

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	47,992
Total net realized gain	47,992
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	301,134
Total change in net unrealized appreciation	301,134

Net gain on investments	349,126

Net increase in net assets resulting from operations	$5,906,330

The accompanying notes are an integral part of these financial statements.

ESG Ultra Short ETF 27

Statement of changes in net assets

		For the period
		1/19/23
		(commencement
		of operations)
INCREASE (DECREASE) IN NET ASSETS	Year ended 4/30/24	to 4/30/23
Operations
Net investment income	$5,557,204	$1,371,309
Net realized gain (loss) on investments	47,992	(55,238)
Change in net unrealized appreciation (depreciation)
of investments	301,134	(298,019)
Net increase in net assets resulting from operations	5,906,330	1,018,052
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(5,744,638)	(830,080)
Proceeds from shares sold (Note 4)	56,561,279	145,236,935
Decrease from shares redeemed (Note 4)	(99,322,200)	(25,058,791)
Other capital (Note 4)	155,883	170,296
Total increase (decrease) in net assets	(42,443,346)	120,536,412

NET ASSETS
Beginning of period (Note 5)	125,536,412	5,000,000
End of period	$83,093,066	$125,536,412

NUMBER OF FUND SHARES
Shares outstanding at beginning of period (Note 5)	2,500,000	100,000
Shares sold (Note 4)	1,125,000	2,900,000
Shares redeemed (Note 4)	(1,975,000)	(500,000)
Shares outstanding at end of period	1,650,000	2,500,000

The accompanying notes are an integral part of these financial statements.

28 ESG Ultra Short ETF

Financial highlights
(For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
		For the period
		1/19/23
		(commencement
	Year ended	of operations)
	4/30/24	to 4/30/23
Net asset value, beginning of period	$50.21	$50.00
Investment operations:
Net investment income (loss)[a]	2.73	.71
Net realized and unrealized gain (loss) on investments	.18	(.21)
Total from investment operations	2.91	.50
Less distributions:
From net investment income	(2.84)	(.38)
From net realized gain on investments	—	—
Total distributions	(2.84)	(.38)
Other capital	.08	.09
Net asset value, end of period	$50.36	$50.21
Total return at net asset value (%)[b]	6.14	1.18 *

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$83,093	$125,536
Ratio of expenses to average net assets (%)[c,d]	.25	.07 *
Ratio of net investment income (loss) to average net assets (%)[d]	5.44	1.41 *
Portfolio turnover (%)[e]	84	26 *

* Not annualized.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Excludes acquired fund fees and expenses, if any.

d Reflects waivers of certain fund expenses in connection with investments in Putnam Government Money Market Fund during the period. As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts (Notes 2 and 6):

Percentage of average
net assets
April 30, 2024	<0.01%
April 30, 2023	<0.01

e Portfolio turnover excludes securities received or delivered in-kind, if any.

The accompanying notes are an integral part of these financial statements.

ESG Ultra Short ETF 29

Notes to financial statements 4/30/24

Unless otherwise noted, the “reporting period” represents the period from May 1, 2023 through April 30, 2024. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
ESG	Environmental, social and/or corporate governance
ETF	Exchange-traded fund
Franklin Templeton	Franklin Resources, Inc.
JPMorgan	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
PIL	Putnam Investments Limited, an affiliate of Putnam Management
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Franklin Templeton
SEC	Securities and Exchange Commission
State Street	State Street Bank and Trust Company

Putnam ESG Ultra Short ETF (the fund) is a diversified, open-end series of Putnam ETF Trust (the Trust), a Delaware statutory trust organized under the Investment Company Act of 1940, as amended. The fund is an actively managed ETF. The fund’s investment objective is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified short duration portfolio of fixed-income securities comprised of investment-grade money market and other fixed-income securities, including U.S. dollar-denominated foreign securities of these types, with a focus on companies or issuers that Putnam Management believes meet ESG criteria on a sector-specific basis (“ESG criteria”).

The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae or Freddie Mac) mortgage-backed bonds), domestic corporate debt obligations, taxable municipal debt securities, securitized debt instruments (such as mortgage- and asset-backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. The fund may also invest in U.S. dollar-denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Under normal circumstances, the dollar-weighted average portfolio maturity of the fund is not expected to exceed four years.

The fund may consider, among other factors, a company’s or issuer’s ESG criteria (as described below), credit, interest rate, liquidity and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

Under normal circumstances, the fund invests at least 80% of the value of its net assets in fixed-income securities that meet Putnam Management’s ESG criteria. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. Putnam Management may not apply ESG criteria to investments that are not subject to the fund’s 80% policy and such investments may not meet Putnam Management’s ESG criteria.

In evaluating investments for the fund, Putnam Management identifies relevant ESG criteria on a sector-specific basis using an internally developed materiality map, which is informed by the ESG issues identified by the Sustainability Accounting Standards Board as material to companies or issuers within a particular industry. A materiality map provides a guide to understanding which ESG criteria are more or less important for a given sector or subsector; it includes those ESG criteria that may be reasonably likely to influence investment decision-making. Putnam Management constructs the materiality map by evaluating the significance of specified ESG criteria (i.e., board structure and composition, diversity, equity and inclusion, or climate change risk, among others) in specific industries (i.e., consumer, healthcare, financials, etc.), subsectors, or countries. Putnam Management then categorizes the relevance of each ESG criteria for each industry, subsector, or country. As part of this analysis, Putnam Management may utilize metrics and information such as emissions data, carbon intensity, sources of energy used

30 ESG Ultra Short ETF

for operations, water use and re-use, water generation, waste diversion from landfill, employee safety and diversity data, supplier audits, product safety, board composition, and incentive compensation structures. After evaluating these criteria, Putnam Management will assign each company or issuer, as applicable, a proprietary ESG rating ranging from 1 to 4 (1 indicating the highest (best) ESG rating and 4 indicating the lowest (worst) ESG rating). In order to meet Putnam Management’s ESG criteria for purposes of the above-referenced non-fundamental investment policy, a company or issuer must be rated 2 or 1 by Putnam Management. While Putnam Management may consider independent third-party data as a part of its analytical process, the portfolio management team performs its own independent analysis of issuers and does not rely solely on third-party screens.

The fund’s approach to ESG investing incorporates fundamental research together with consideration of ESG criteria which may include, but are not limited to, those included in the following descriptions. Environmental criteria include, for example, a company’s or issuer’s carbon intensity and use of resources like water or minerals. ESG measures in this area might include plans to reduce waste, increase recycling, raise the proportion of energy supply from renewable sources, or improve product design to be less resource intensive. Social criteria include, for example, labor practices and supply chain management. ESG measures in this area might include programs to improve employee well-being, commitment to workplace equality and diversity, or improved stewardship of supplier relationships and working conditions. Corporate governance criteria include, for example, board composition and executive compensation, as well as bondholders’ rights. ESG measures in this area might include improvements in board independence or diversity, or alignment of management incentives with the company’s or issuer’s strategic ESG objectives.

Putnam Management uses a sector-specific approach in evaluating investments. In the corporate credit sector, Putnam Management combines fundamental analysis with relevant ESG insights with a forward-looking perspective. Putnam Management believes that this approach contributes to a more nuanced assessment of an issuer’s credit profile which offers potential opportunity to limit tail risk in credit portfolios (i.e., the risk that the price of a portfolio may decrease by more than three standard deviations from its current price) and ratings volatility. Putnam Management believes that securitized debt instruments present unique challenges in applying ESG criteria due to the presence of various asset types, counterparties involved, and the complex structure of the securitized debt market along with a lack of available ESG-related data. In evaluating securitized debt instruments for potential investment, Putnam Management takes a broad approach, analyzing both the terms of the transaction, including the asset type being securitized and structure of the securitization, as well as key counterparties. Opportunities are analyzed at the asset level within each securitization and each subsector to identify assets that meet relevant ESG thresholds. Additionally, in evaluating securitized debt instruments, Putnam Management analyzes relevant ESG criteria regarding the originator, servicers, or other relevant counterparties. In the sovereign debt sector, Putnam Management uses quantitative modeling and fundamental research to evaluate countries across a variety of ESG criteria (i.e., natural resource dependence and level of public corruption) and non-ESG criteria (i.e., global economic conditions, market valuations and technicals). Putnam Management believes that sovereign issuers with better ESG scores generally benefit from lower borrowing costs and that ESG criteria may influence the perception of the credit risk of a country’s debt. Countries are evaluated both on current ESG metrics and the extent of recent progress.

Putnam Management evaluates ESG considerations using independent third-party data (where available), and also uses company or issuer disclosures and public data sources. Putnam Management believes that ESG considerations are best analyzed in combination with a company’s or issuer’s fundamentals, including a company’s or issuer’s industry, location, strategic position, and key relationships.

In addition to bonds, the fund may also invest in other fixed-income instruments. In addition to the main investment strategies described above, the fund may make other types of investments, such as investments in hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws. The fund may also use derivatives, such as futures, options, and credit default, total return and interest rate swap contracts, for both hedging and non-hedging purposes.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

ESG Ultra Short ETF 31

Under the Trust’s Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in courts of the State of Delaware.

Note 1: Significant accounting policies

The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

32 ESG Ultra Short ETF

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the prior period remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At April 30, 2024, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$—	$769	$769

ESG Ultra Short ETF 33

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund required no such reclassifications.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$92,290
Unrealized depreciation	(95,652)
Net unrealized depreciation	(3,362)
Undistributed ordinary income	353,795
Capital loss carryforward	(769)
Cost for federal income tax purposes	$82,760,551

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays the Manager an annual all-inclusive management fee of 0.25% based on the fund’s average daily net assets computed and paid monthly. The management fee covers investment management services and all of the fund’s organizational and other operating expenses with certain exceptions, including but not limited to: payments under distribution plans, interest expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, litigation expenses, extraordinary expenses and acquired fund fees and expenses.

The fund invests in Putnam Government Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. During the reporting period, management fees paid were reduced by $564 relating to the fund’s investment in Putnam Government Money Market Fund.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

On January 1, 2024, a subsidiary of Franklin Templeton acquired Putnam U.S. Holdings I, LLC (“Putnam Holdings”), the parent company of Putnam Management and PIL, in a stock and cash transaction (the “Transaction”). As a result of the Transaction, Putnam Management and PIL became indirect, wholly-owned subsidiaries of Franklin Templeton. The Transaction also resulted in the automatic termination of the investment management contract between the fund and Putnam Management and the sub-management contract for the fund between Putnam Management and PIL that were in place for the fund before the Transaction (together, the “Previous Advisory Contracts”). However, Putnam Management and PIL continue to provide uninterrupted services with respect to the fund pursuant to new investment management and sub-management contracts that were approved by fund shareholders at a shareholder meeting held in connection with the Transaction and that took effect on January 1, 2024 (together, the “New Advisory Contracts”). The terms of the New Advisory Contracts are substantially similar to those of the Previous Advisory Contracts, and the fee rates payable under the New Advisory Contracts are the same as the fee rates under the Previous Advisory Contracts.

34 ESG Ultra Short ETF

Effective June 1, 2024, under an agreement with Putnam Management, Franklin Templeton Services, LLC, a wholly-owned subsidiary of Franklin Templeton and an affiliate of Putnam Management, will provide certain administrative services to the fund. The fee for those services will be paid by Putnam Management based on the costs incurred by Franklin Templeton Services, LLC, and is not an additional expense of the fund.

The fund has adopted a distribution and service plan pursuant to Rule 12b–1 under the 1940 Act that authorizes the fund to pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing shareholder support services. No Rule 12b–1 fees are currently paid by the fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$49,629,074	$63,245,803
U.S. government securities (Long-term)	—	—
Total	$49,629,074	$63,245,803

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

Shares of the fund are listed and traded on NYSE Arca, Inc., and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at net asset value (NAV). Shares of the fund may trade at a price greater than the fund’s NAV (premium) or less than the fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the “bid-ask spread”). The fund will issue and redeem shares in large blocks of 25,000 shares called “Creation Units” on a continuous basis, at NAV, with authorized participants who have entered into agreements with the fund’s distributor. The fund will generally issue and redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day. The fund generally imposes a transaction fee on investors purchasing or redeeming Creation Units. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in Other capital in the Statement of changes in net assets.

ESG Ultra Short ETF 35

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on May 10, 2022. The fund had no operations other than those related to organizational matters, including the initial capital contribution of $5,000,000 by Putnam Investment Holdings, LLC and the issuance of 100,000 shares on January 19, 2023.

Note 6: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 4/30/23	cost	proceeds	income	of 4/30/24
Short-term investments
Putnam Government
Money Market Fund
Class P*	$—	$18,615,700	$18,615,700	$1,310	$—
Total Short-term
investments	$—	$18,615,700	$18,615,700	$1,310	$—

* Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund (Note 2). There were no realized or unrealized gains or losses during the period.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Investing in companies or issuers that exhibit a commitment to ESG factors may result in the fund investing in certain types of companies or issuers that underperform the market as a whole. In evaluating an investment opportunity, Putnam Management may make investment decisions based on information and data that is incomplete or inaccurate. Due to changes in the products or services of the companies and issuers in which the fund invests, the fund may temporarily hold securities that are inconsistent with its ESG investment criteria.

36 ESG Ultra Short ETF

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2025 will show the tax status of all distributions paid to your account in calendar 2024.

ESG Ultra Short ETF 37

Shareholder meeting results (Unaudited)

October 20, 2023 special meeting

At the meeting, a new Management Contract for your fund with Putnam Investment Management, LLC was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
2,461,334	—	—

At the meeting, a new Sub-Management Contract for your fund between Putnam Investment Management, LLC and Putnam Investments Limited was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
2,461,334	—	—

All tabulations are rounded to the nearest whole number.

38 ESG Ultra Short ETF

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann
Born 1955, Trustee since 2010, Vice Chair since 2022
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler
Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018
Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Gregory G. McGreevey
Born 1962, Trustee since 2024
Principal occupations during past five years: Until 2023, Senior Managing Director, Investments, Invesco Ltd., a global investment firm.

Other directorships: Previously, a Director of Invesco Mortgage Capital, Inc., a publicly traded real estate investment trust.

Jennifer Williams Murphy*
Born 1964, Trustee since 2022
Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Mortgage Capital Corporation.

ESG Ultra Short ETF 39

40 ESG Ultra Short ETF

* Ms. Murphy is the founder, controlling member, and Chief Executive Officer of Runa Digital Assets, LLC (“RDA”), the investment manager of Runa Digital Partners, LP (“RDP”), a private investment fund. Ms. Murphy also holds a controlling interest in RDP’s general partner and is a limited partner in RDP. A subsidiary of Franklin Templeton and certain individuals employed by Franklin Templeton or its affiliates have made passive investments as limited partners in RDP (one of whom serves on the advisory board for RDA, which has no governance or oversight authority over RDA), representing in the aggregate approximately 33% of RDP as of October 31, 2023. In addition, if certain conditions are met, Franklin Templeton will be entitled to receive a portion of any incentive compensation allocable to RDP’s general partner. For so long as Franklin Templeton maintains its investment in RDP, Ms. Murphy also has agreed upon request to advise and consult with Franklin Templeton and its affiliates on the market for digital assets. Ms. Murphy provides similar service to other limited partners in RDP that request her advice. Ms. Murphy also is entitled to receive deferred cash compensation in connection with her prior employment by an affiliate of Franklin Templeton, which employment ended at the end of 2021. With regard to Ms. Murphy, the relationships described above may give rise to a potential conflict of interest with respect to the Funds.

† Mr. Reynolds is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. He is President of your fund and each of the other Putnam funds and holds direct beneficial interest in shares of Franklin Templeton, of which Putnam Management is an indirect wholly-owned subsidiary.

‡ Ms. Trust is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management by virtue of her positions with certain affiliates of Putnam Management.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of April 30, 2024, the Putnam family of funds included 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds. Each Trustee serves as Trustee of all funds in the Putnam family of funds. Ms. Trust also serves as Trustee of 123 other funds that are advised by one or more affiliates of Putnam Management.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

ESG Ultra Short ETF 41

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Kevin R. Blatchford (Born 1967)	Martin Lemaire (Born 1984)
Vice President and Assistant Treasurer	Vice President and Derivatives Risk Manager
Since 2023	Since 2022
Director, Financial Reporting, Putnam Holdings	Risk Manager and Risk Analyst, Putnam Management

James F. Clark (Born 1974)	Denere P. Poulack (Born 1968)
Vice President and Chief Compliance Officer	Assistant Vice President, Assistant Clerk,
Since 2016	and Assistant Treasurer
Chief Compliance Officer, Putnam Management	Since 2004
and Putnam Holdings
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services, Putnam Holdings
Jonathan S. Horwitz (Born 1955)	and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Kelley Hunt (Born 1984)	Deputy General Counsel, Franklin Templeton, and
AML Compliance Officer	Secretary, Putnam Holdings, Putnam Management, and
Since 2023	Putnam Retail Management
Manager, U.S. Financial Crime Compliance,
Franklin Templeton

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer, other than Ms. Hunt, is 100 Federal Street, Boston, MA 02110. Ms. Hunt’s address is 100 Fountain Parkway, St. Petersburg, FL 33716.

42 ESG Ultra Short ETF

Fund information

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Barbara M. Baumann, Vice Chair	and Clerk
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Jonathan S. Horwitz
	Catharine Bond Hill	Executive Vice President,
Investment Sub-Advisor	Gregory G. McGreevey	Principal Executive Officer,
Putnam Investments Limited	Jennifer Williams Murphy	and Compliance Liaison
Cannon Place, 78 Cannon Street	Marie Pillai
London, England EC4N 6HL	George Putnam III	Kelley Hunt
	Robert L. Reynolds	AML Compliance Officer
Distribution Services	Manoj P. Singh
Foreside Fund Services, LLC	Mona K. Sutphen	Martin Lemaire
Three Canal Plaza, Suite 100	Jane E. Trust	Vice President and
Portland, ME 04101		Derivatives Risk Manager
Officers
Custodian	Robert L. Reynolds	Denere P. Poulack
State Street Bank	President, The Putnam Funds	Assistant Vice President,
and Trust Company		Assistant Clerk, and
	Kevin R. Blatchford	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Assistant Treasurer	Janet C. Smith
Vice President,
Independent Registered	James F. Clark	Principal Financial Officer,
Public Accounting Firm	Vice President and	Principal Accounting Officer,
PricewaterhouseCoopers LLP	Chief Compliance Officer	and Assistant Treasurer

Stephen J. Tate
Vice President and
Chief Legal Officer

Call 1-833-228-5577 (toll free) Monday through Friday between 9:00 a.m. and 5:00 p.m. Eastern Time or visit putnam.com or franklintempleton.com anytime for up-to-date information about the fund’s NAV.

This page left blank intentionally.

This page left blank intentionally.

Item 2. Code of Ethics:

a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments (Code of Ethics of Franklin Templeton effective March 4, 2024) with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In connection with the acquisition of Putnam Investments by Franklin Templeton, the Putnam Investments Code of Ethics was amended effective January 1, 2024 to reflect revised compliance processes, including: (i) Compliance with the Putnam Investments Code of Ethics will be viewed as compliance with the Franklin Templeton Code for certain Putnam employees who are dual-hatted in Franklin Templeton advisory entities (ii) Certain Franklin Templeton employees are required to hold shares of Putnam mutual funds at Putnam Investor Services, Inc. and (iii) Certain provisions of the Putnam Investments Code of Ethics are amended that are no longer needed due to organizational changes. Effective March 4, 2024, the majority of legacy Putnam employees transitioned to Franklin Templeton policies outlined in the Franklin Templeton Code.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2024	$21,026	$ —	$3,293	$ —
April 30, 2023	$20,034	$ —	$2,226	$ —

For the fiscal years ended April 30, 2024 and April 30, 2023, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $667,656 and $244,237 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2024	$ —	$664,363	$ —	$ —
April 30, 2023	$ —	$242,011	$ —	$ —

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Recovery of Erroneously Awarded Compensation.

(a) No

(b) No

Item 14. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable

(a)(3) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam ETF Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2024

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 26, 2024